PORTFOLIO OF INVESTMENTS – as of March 31, 2022 (Unaudited)

Natixis Oakmark International Fund

Shares	Description	Value (†)

Common Stocks – 95.1% of Net Assets
	Australia – 2.1%
538,300	Brambles Ltd.	$3,972,463
477,520	Orica Ltd.	5,681,507

		9,653,970

	Belgium – 1.9%
140,700	Anheuser-Busch InBev S.A.	8,412,182

	Canada – 2.2%
131,100	Open Text Corp.	5,559,022
71,799	Restaurant Brands International, Inc.	4,192,343

		9,751,365

	China – 6.4%
792,400	Alibaba Group Holding Ltd.(a)	10,813,654
208,475	Prosus NV	11,242,600
71,196	Trip.com Group Ltd.(a)	1,662,135
541,296	Vipshop Holdings Ltd., ADR(a)	4,871,664

		28,590,053

	Finland – 0.7%
95,400	UPM-Kymmene OYJ	3,115,286

	France – 11.8%
262,605	Accor S.A.(a)	8,460,933
234,991	BNP Paribas S.A.(b)	13,428,474
17,300	Capgemini SE	3,838,920
96,400	Danone S.A.	5,325,421
25,400	Edenred	1,255,898
117,798	Publicis Groupe S.A.	7,149,585
244,312	Valeo S.A.	4,512,675
205,800	Worldline S.A., 144A(a)	8,931,751

		52,903,657

	Germany – 26.0%
17,200	Adidas AG	4,008,045
59,810	Allianz SE, (Registered)	14,283,112
248,530	Bayer AG, (Registered)(b)	16,999,220
133,200	Bayerische Motoren Werke AG	11,510,814
135,659	Continental AG(a)	9,724,873
222,742	Daimler Truck Holding AG(a)	6,177,746
131,600	Fresenius Medical Care AG & Co. KGaA	8,818,621
231,100	Fresenius SE & Co. KGaA	8,485,170
92,500	Henkel AG & Co. KGaA	6,105,424
169,914	Mercedes-Benz Group AG, (Registered)	11,926,176
75,500	SAP SE	8,367,523
27,200	Siemens AG, (Registered)	3,766,309
766,300	thyssenkrupp AG(a)	6,549,885

Shares	Description	Value (†)

Common Stocks – continued
	Germany – continued
5,667	Vitesco Technologies Group AG, Class A(a)	$224,810

		116,947,728

	India – 1.0%
472,475	Axis Bank Ltd.(a)	4,703,905

	Indonesia – 0.1%
1,234,400	Bank Mandiri Persero Tbk PT	677,022

	Ireland – 1.4%
71,938	Ryanair Holdings PLC, Sponsored ADR(a)	6,267,239

	Italy – 3.2%
70,000	Intesa Sanpaolo SpA	160,322
6,059,600	Intesa Sanpaolo SpA	13,868,997
66,938	Iveco Group NV(a)	437,297

		14,466,616

	Japan – 1.7%
152,100	Komatsu Ltd.	3,654,280
220,800	Toyota Motor Corp.	3,982,789

		7,637,069

	Korea – 1.6%
26,150	NAVER Corp.	7,267,842

	Mexico – 1.2%
461,200	Grupo Televisa SAB, Sponsored ADR	5,396,040

	Netherlands – 2.6%
124,244	EXOR NV	9,444,984
80,800	Koninklijke Philips NV	2,463,890

		11,908,874

	Spain – 1.4%
94,430	Amadeus IT Group S.A.(a)	6,139,653

	Sweden – 4.1%
524,504	H & M Hennes & Mauritz AB, B Shares	7,042,851
380,590	SKF AB, B Shares	6,205,884
286,500	Volvo AB, B Shares	5,344,754

		18,593,489

	Switzerland – 10.8%
7,100	Cie Financiere Richemont S.A., (Registered)	899,959
1,564,039	Credit Suisse Group AG, (Registered)	12,312,292
1,826,780	Glencore PLC(b)	11,886,316
181,221	Holcim Ltd., (Registered)	8,814,004
95,400	Novartis AG, (Registered)	8,375,309
6,700	Roche Holding AG	2,650,933

Shares	Description	Value (†)

Common Stocks – continued
	Switzerland – continued
12,899	Swatch Group AG (The)	$3,657,174

		48,595,987

	United Kingdom – 14.9%
592,192	CNH Industrial NV	9,327,484
124,700	Compass Group PLC	2,683,555
529,177	Informa PLC(a)	4,146,107
294,232	Liberty Global PLC, Class A(a)	7,505,858
23,835,300	Lloyds Banking Group PLC	14,514,886
1,176,900	NatWest Group PLC	3,323,961
399,600	Prudential PLC	5,899,401
48,100	Reckitt Benckiser Group PLC	3,669,352
1,456,200	Rolls-Royce Holdings PLC(a)	1,914,898
182,289	Schroders PLC	7,676,086
127,700	Smiths Group PLC	2,419,398
284,000	WPP PLC	3,717,017

		66,798,003

	Total Common Stocks (Identified Cost $444,449,469)	427,825,980

Preferred Stocks – 1.4%
Non-Convertible Preferred Stocks – 1.4%
	Korea – 1.4%
117,700	Samsung Electronics Co. Ltd., 2.420%, (KRW) (Identified Cost $6,877,999)	6,098,674

Principal Amount

Short-Term Investments – 2.4%
$ 10,839,622	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2022 at 0.000% to be repurchased at $10,839,622 on 4/01/2022 collateralized by $12,288,000 U.S. Treasury Bond, 2.000% due 8/15/2051 valued at $11,056,434 including accrued interest(c) (Identified Cost $10,839,622)	10,839,622

	Total Investments – 98.9% (Identified Cost $462,167,090)	444,764,276
	Other assets less liabilities – 1.1%	5,025,594

	Net Assets – 100.0%	$449,789,870

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of March 31, 2022, securities held by the Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$ 400,132,488	89.0%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2022, the value of Rule 144A holdings amounted to $8,931,751 or 2.0% of net assets.

ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF	Swiss Franc
KRW	South Korean Won

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/15/2022	CHF	B	1,588,000	$1,726,293	$1,723,663	$(2,630)
State Street Bank and Trust Company	6/15/2022	CHF	S	6,786,000	7,388,913	7,365,729	23,184

Total							$20,554

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$9,653,970	$—	$9,653,970
Belgium	—	8,412,182	—	8,412,182
China	4,871,664	23,718,389	—	28,590,053
Finland	—	3,115,286	—	3,115,286
France	—	52,903,657	—	52,903,657
Germany	—	116,947,728	—	116,947,728
India	—	4,703,905	—	4,703,905
Indonesia	—	677,022	—	677,022
Italy	—	14,466,616	—	14,466,616
Japan	—	7,637,069	—	7,637,069
Korea	—	7,267,842	—	7,267,842
Netherlands	—	11,908,874	—	11,908,874
Spain	—	6,139,653	—	6,139,653
Sweden	—	18,593,489	—	18,593,489
Switzerland	—	48,595,987	—	48,595,987
United Kingdom	7,505,858	59,292,145	—	66,798,003
All Other Common Stocks*	21,414,644	—	—	21,414,644

Total Common Stocks	33,792,166	394,033,814	—	427,825,980

Preferred Stocks*	—	6,098,674	—	6,098,674
Short-Term Investments	—	10,839,622	—	10,839,622

Total Investments	$33,792,166	$410,972,110	$—	$444,764,276

Forward Foreign Currency Contracts (unrealized appreciation)	—	23,184	—	23,184

Total	$33,792,166	$410,995,294	$—	$444,787,460

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,630)	—	(2,630)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holding of foreign securities. As of March 31, 2022, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of March 31, 2022:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$23,184

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(2,630)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2022:

Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
$ 23,184	$ 20,554

Industry Summary at March 31, 2022 (Unaudited)

Banks	11.2%
Machinery	7.0
Pharmaceuticals	6.3
Automobiles	6.1
Internet & Direct Marketing Retail	6.0
Media	4.5
Insurance	4.5
IT Services	4.5
Capital Markets	4.4
Metals & Mining	4.0
Health Care Providers & Services	3.9
Hotels, Restaurants & Leisure	3.8
Auto Components	3.2
Software	3.2
Household Products	2.1
Diversified Financial Services	2.1
Construction Materials	2.0
Other Investments, less than 2% each	17.7
Short-Term Investments	2.4

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%

Currency Exposure Summary at March 31, 2022 (Unaudited)

Euro	52.2%
British Pound	13.7
United States Dollar	8.7
Swiss Franc	8.2
Swedish Krona	4.1
South Korean Won	3.0
Hong Kong Dollar	2.8
Australian Dollar	2.1
Other, less than 2% each	4.1

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%